                                                                    EXHIBIT 10.8

                       FRANKLIN TELECOMMUNICATIONS CORP.
                              733 LAKEFIELD ROAD
                      WESTLAKE VILLAGE, CALIFORNIA 91361


                               February 26, 1997



CPR Computer Repair, Inc.
16115 Valerio Street
Van Nuys, California 91326

Dear Sir:

     In connection with our recent discussions, this is to confirm our mutual agreements as to the terms and conditions upon which Franklin Telecommunications Corp., a California corporation ("Franklin"), will acquire all of the issued and outstanding capital stock of CPR Computer Repair, Inc. ("CPR") a California corporation in exchange for 25,000 newly issued shares of the Common Stock of Franklin (the "Franklin Common Stock").

     1. As of the date hereof, ALL of the shares of CPR, which constitute all of the issued and outstanding shares of capital stock of CPR are owned, beneficially and of record, by Neil Marc Wyenn are free of any liens, encumbrances or claims by any third party. As of the date hereof, there are no outstanding warrants, options and other rights to purchase from CPR, nor any securities convertible into or exchangeable for, shares of capital stock of CPR. Prior to the Closing, and as a condition thereto, each warrant, option, right, convertible security and exchangeable security currently outstanding shall have been exercised, converted or exchanged, as the case may be, for shares of Common Stock of CPR, such that these additional shares of Common Stock of CPR shall be included among the Shares to be purchased by Franklin at the Closing for the aggregate consideration of 25,000 newly issued shares of Franklin Common Stock.

     2. As a condition to this agreement, the existing Shareholder of CPR agrees to personally satisfy all outstanding debt of CPR, as additional consideration, and agrees to issue a note to Franklin for the purpose of mitigating all of the CPR outstanding debt (Appendix A). The CPR outstanding debt will be paid directly by the Shareholder of CPR from time to time, whereby Franklin will reduce the amount of the aforementioned note by amounts paid to CPR creditors by the Shareholder of CPR.

     3.   Merger.  At the Closing, CPR will be merged with and into a
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newly-to-be-formed and wholly-owned subsidiary of Franklin, which will be the surviving corporation in the merger (the "Merger"). As a consequence of the Merger, (a) all shares of CPR's issued and outstanding Common Stock will be converted into 25,000 shares of Franklin's newly issued Common Stock, such that the

                                       1
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holders of CPR's currently outstanding Common Stock will be entitled to receive, as a group, an aggregate of 25,000 shares of the Common Stock of Franklin.

     4.   Registration Rights and Lock-Up.  At the Closing Franklin will use its
          -------------------------------
best efforts to gain registration rights by including the shares in a planned S-1 Registration filing with the Securities and Exchange Commission, and to file a related Application for Qualification under the California Corporate Securities Law of 1968, allowing the CPR shareholders to offer their Franklin shares to the public through registered broker-dealers or through privately negotiated transactions. Frankin will also undertake to keep the Registration Statement current for a period of at least 45 days from its effective date, and to pay all costs (other than brokerage discounts and commissions) associated with the Registration Statement. LOCKUP: CPR shareholders agree not to sell more than 1000 shares per day or five (5) percent of the daily volume.

     5.   Conduct Pending Closing.  Consummation of the transactions
          -----------------------
contemplated hereby shall occur at a closing to be held on or after February 26, 1997 (the "Closing"). During the period between the date hereof and the Closing, each party shall give to the other and its authorized representatives full access, during reasonable business hours, in such a manner as not unduly to disrupt normal business activities, to any and all of the disclosing party's premises, properties, contracts, books, records and affairs, and shall cause its officers to furnish any and all data and information pertaining to its business that the other party or its representatives may from time to time reasonably require. During the period between the date hereof and the Closing, each party shall continue to conduct its operations on a basis consistent with past practices. The Closing will be conditioned upon verification by each party that the business, operations, prospects and condition, financial and otherwise, of the other party are reasonably satisfactory to such party, and that there has been no material adverse change in the business, operations, prospects, or financial condition of the other party.

     6.   Confidentiality.  Each party will hold in confidence all information
          ---------------
obtained from the other. This obligation of confidentiality shall not extend to any information which is shown to have previously been (i) known to the party receiving it, (ii) generally known to others engaged in the trade or business of the party receiving it, (iii) part of public knowledge or literature, or (iv) lawfully received from a third party. Without limiting the generality of the foregoing, it is understood and agreed that certain information disclosed by Franklin to CPR or its representatives may constitute "material inside information" that has not previously been disclosed to the public generally. CPR acknowledges that CPR and its representatives are aware of the restrictions on the use of such information imposed by federal and state securities laws, agrees to comply and cause its representatives to comply with such restrictions, and agrees to indemnify and hold Franklin and each of its directors, officers and employees free and harmless from any and all liability, cost or expense that any of them may incur or suffer by reason of any breach by CPR or any of its authorized representatives of any of such restrictions.

     7.   Expenses.  Each party shall bear all of its own expenses incurred in
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connection with the transactions contemplated hereby, whether or not a definitive agreement is executed or the transactions contemplated hereby are consummated.

     8.   Announcements.  No announcement shall be made by either party with
          -------------
respect to the transaction without the prior written consent of the other party, which consent shall not unreasonably

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

be withheld.

     If the foregoing accurately sets forth your understanding of our agreements, please so indicate by signing the enclosed copy hereof and returning it to the undersigned by no later than February 26, 1997.

          Very truly yours,

Franklin Telecommunications Corp.


By: /s/ Frank W. Peters                     2/26/97
   -------------------------------          -------
   Frank W. Peters, President & CEO         Date


AGREED TO AND ACCEPTED,
this 26 day of February 1997

CPR COMPUTER REPAIR, INC.


By:  /s/ Neil Marc Wyenn                    2-26-97
   -------------------------------          -------
   Neil Marc Wyenn, President & CEO         Date

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

                                  Appendix A


                                PROMISSORY NOTE



$117,062                                                            FEB.26, 1997


Neil Marc Wyenn, an individual ("Maker"), for value received, hereby promises to pay to FRANKLIN TELECOMMUNICATIONS CORP ("Holder") or order, the principal amount of one hundred seventeen thousand sixty two Dollars ($117,062), with no interest, payable by satisfaction of the outstanding debts ("Debts") of CPR Computer Repair, Inc. as of February 26, 1996. If all of the Debts are not satisfied by June 30, 1997, the remaining amounts shall become due and payable to the Holder on July 1, 1997 ("Due Date").

1.1  Payments: Prepayment. - Payments hereunder shall be made in lawful money
     --------------------
of the United States of America at such place as Holder shall have designated to the Company in writing. This Promissory Note ("Note") may be prepaid, in whole or in part, before the Due Date without penalty. Each payment received under this Note shall be applied first to fees, costs or expenses due Holder as a result of a default, if any, then to principal.

1.2  Security Agreement. - This Note is secured by a security interest granted
     ------------------
by Maker to Holder in all of Maker's assets, as set forth in that certain "Security Agreement" between the parties both of even date herewith. Any breach or default in the terms of the Security Agreement or the Stock Pledge Agreement shall constitute a default hereunder. In such event, all of the obligations evidenced by this Note, irrespective of the maturity dates expressed herein, at the option of the Holder hereof and without demand or notice, shall immediately become due and payable. The waiver of any default, or the remedying of any default in a reasonable manner, shall not operate as a waiver of the default remedies for any other prior or subsequent default. Holder remedies for any other prior or subsequent default.

1.3  Default. - In the event Maker fails to pay any sum provided herein, after
     -------
five (5) days written notice from Holder to Maker, Maker agrees to pay Holder, in addition to the payments required hereunder, all reasonable charges Holder may incur as a result of such default. If default occurs in the payment of any installment under this Note when due, or in the performance of any of the promises or covenants contain in the Note or the Stock Pledge Agreement or the Security Agreement, the entire principal and all other amounts due hereunder shall become at once due and payable without presentment, notice, protest or demand of any kind, at the sole option of the Holder of this Note. Failure to exercise this option to accelerate upon default shall not constitute a waiver of the right to exercise such right in the event of any subsequent default or continuing default.

1.4  Miscellaneous.
     -------------

     (a) NOTICES. - Any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon transmission of fax to the fax numbers set forth in the Security Agreement, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party at the address set forth below for such party, or at such other address as either party may designate by ten (10) day advance written notice to the other party.

     (b) BINDING EFFECT. - This Note shall bind and inure to the benefit of the parties, their successors and assigns.

     (c) AMENDMENTS AND WAIVERS. - Any term of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of both the Company and Holder hereof Any amendment or waiver effected in accordance with this paragraph shall be binding upon Holder and the Company and their successors and assigns.

     (d) DUE AUTHORIZATION. - The execution and delivery of this Note has been duly authorized by all necessary corporate action on behalf of the Company.

     (e) GOVERNING LAW. - this Note shall be governed by and construed and enforced in accordance with the laws of the State of California without giving effect to conflicts of law principles.

     (f) ATTORNEY FEES. - Maker agrees to pay all costs, expenses, and attorney's fees paid or incurred by Holder of this Note, or adjudged by a court including without limitation; (1) reasonable costs of collection and attorney's fees paid or incurred in connection with the collection and attorney's fees paid or incurred in connection with the collection or enforcement of this Note, whether or not suit is filed or foreclosure instituted; and (2) costs of suit and such sums as the court may adjudge as attorney's fees in any action to enforce payment of this Note or any part of it.


                                  Maker:



                                  By: /s/ Neil Marc Wyenn
                                     ---------------------------
                                     Neil Marc Wyenn

                                PROMISSORY NOTE


$40,000                                                             FEB.26, 1997


Neil Marc Wyenn, an individual ("Maker"), for value received, hereby promises to pay to FRANKLIN TELECOMMUNICATIONS CORP ("Holder") or order, the principal amount of forty thousand Dollars ($40,000), with simple interest on the unpaid balance thereof from the date hereof at the annual rate of six percent (6%), payable in variable installments from time to time. The entire principal amount, and any accrued interest and any other amounts due under this Note, if any, shall be due and payable in any event on July 1, 1997 ("Due Date").

1.1  Payments: Prepayment. - Payments hereunder shall be made in lawful money
     --------------------
of the United States of America at such place as Holder shall have designated to the Company in writing. This Promissory Note ("Note") may be prepaid, in whole or in part, before the Due Date without penalty. Each payment received under this Note shall be applied first to fees, costs or expenses due Holder as a result of a default, if any, then to interest, then to principal.

1.2  Security Agreement. - This Note is secured by a security interest granted
     -------- ---------
by Maker to Holder in all of Maker's assets, as set forth in that certain "Security Agreement" between the parties both of even date herewith. Any breach or default in the terms of the Security Agreement or the Stock Pledge Agreement shall constitute a default hereunder. In such event, all of the obligations evidenced by this Note, irrespective of the maturity dates expressed herein, at the option of the Holder hereof and without demand or notice, shall immediately become due and payable. The waiver of any default, or the remedying of any default in a reasonable manner, shall not operate as a waiver of the default remedies for any other prior or subsequent default. Holder remedies for any other prior or subsequent default.

1.3  Default. - In the event Maker fails to pay any sum provided herein, after
     -------
five (5) days written notice from Holder to Maker, Maker agrees to pay Holder, in addition to the payments required hereunder, all reasonable charges Holder may incur as a result of such default. If default occurs in the payment of any installment under this Note when due, or in the performance of any of the promises or covenants contain in the Note or the Stock Pledge Agreement or the Security Agreement, the entire principal and all other amounts due hereunder shall become at once due and payable without presentment, notice, protest or demand of any kind, at the sole option of the Holder of this Note. Failure to exercise this option to accelerate upon default shall not constitute a waiver of the right to exercise such right in the event of any subsequent default or continuing default.

1.4  Miscellaneous.
     -------------

     (a) NOTICES. - Any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon transmission of fax to the fax numbers set forth in the Security Agreement, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party at the address set forth below for such party, or at such other address as either party may designate by ten (10) day advance written notice to the other party.

     (b) BINDING EFFECT. - This Note shall bind and inure to the benefit of the parties, their successors and assigns.

     (c) AMENDMENTS AND WAIVERS. - Any term of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of both the Company and Holder hereof. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Holder and the Company and their successors and assigns.

     (d) DUE AUTHORIZATION. - The execution and delivery of this Note has been duly authorized by all necessary corporate action on behalf of the Company.

     (e) GOVERNING LAW. - this Note shall be governed by and construed and enforced in accordance with the laws of the State of California without giving effect to conflicts of law principles.

     (f) ATTORNEY FEES. - Maker agrees to pay all costs, expenses, and attorney's fees paid or incurred by Holder of this Note, or adjudged by a court including without limitation; (1) reasonable costs of collection and attorney's fees paid or incurred in connection with the collection and attorney's fees paid or incurred in connection with the collection or enforcement of this Note, whether of not suit is filed or foreclosure instituted; and (2) costs of suit and such sums as the court may adjudge as attorney's fees in any action to enforce payment of this Note or any part of it.


                                  Maker:



                                  By: /s/ Neil Marc Wyenn
                                     ---------------------------
                                     Neil Marc Wyenn